Exhibit 99.1

CA

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended September 30, 2004

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

SEGMENT ANALYSIS

Core Operating Properties
Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20
Development
Development Activity by Market	21
Land Held for Future Development Schedule	22

Reconciliation of Financial Measures	23-24
Computation of Supplemental Measures	25

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 9/30/04)

253 Properties

19.7 Million Square Feet

(consolidated/unconsolidated; as of 9/30/04)

294 Properties

26.8 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At September 30, 2004)

87.0% Consolidated Properties

86.4% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 9/30/04)

	Based on POI*	Based on Square Footage
Pacific region	55.88%	55.24%
Eastern region	28.76%	21.61%
Central region	6.39%	12.67%
Mountain region	8.97%	10.48%

MARKETS

(stabilized; as of 9/30/04)

	% of POI*	% of Sq. Ft.
San Francisco Bay Area	34.46%	31.32%
Washington DC Metro	28.76%	21.61%
Southern California	15.17%	14.92%
Seattle/Portland	6.25%	9.00%
Denver	3.66%	4.59%
Phoenix	3.26%	2.70%
Dallas	2.99%	5.10%
Chicago	2.76%	6.22%
Salt Lake City	2.05%	3.19%
Austin	0.64%	1.35%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Executive Vice President and

Chief Financial Officer

Fannie Mae

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

Partner

Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Michael Bilerman

Goldman, Sachs & Company

(212) 902-4351/(212) 902-1970

Jim Sullivan

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick

Legg Mason Wood Walker

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Company, Inc.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Austin, Texas

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas

William Vanderstraaten, Regional Managing Director

Denver, Colorado; Phoenix, Arizona; Salt Lake City, Utah; and Suburban Washington, D.C.

Robert Milkovich, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Downtown Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

CA

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Shares and Units:

Common Shares	54,455	54,347	54,338	52,881	52,330
Outstanding Minority Units (a)	5,360	5,367	5,474	5,606	5,615
Combined Shares and Minority Units (a)	59,815	59,714	59,812	58,487	57,945
Weighted Average - Basic	54,069	54,012	53,199	52,394	51,925
Weighted Average - Diluted	54,669	54,339	53,794	53,138	52,657

Share Price:

At the End of the Period	$32.70	$30.23	$33.90	$29.78	$29.85
High During Period	34.34	34.25	34.00	31.62	30.00
Low During Period	29.81	26.63	29.17	28.31	27.40

Capitalization Summary:

Market Value of Common Equity (a,h)	$1,955,951	$1,805,154	$2,027,627	$1,741,743	$1,729,658
Preferred Equity	201,250	201,250	201,250	201,250	397,575
Total Debt (f)	1,878,000	1,864,167	1,708,755	1,733,540	1,513,277
Total Market Capitalization (g)	4,035,201	3,870,571	3,937,632	3,676,533	3,640,510
Total Debt/Total Market Capitalization (g)	46.5%	48.2%	43.4%	47.2%	41.6%

Financial Information:

Total Assets	$2,978,166	$2,958,779	$2,816,570	$2,836,018	$2,814,905
Book Value of Real Estate Assets (before accumulated depreciation)	3,226,651	3,072,394	3,101,139	3,089,814	3,103,079
Total Liabilities	1,992,635	1,982,873	1,822,767	1,857,991	1,632,298
Total Minority Interest	63,371	63,963	65,459	70,456	73,555
Total Shareholders’ Equity	922,160	911,943	928,344	907,571	1,109,052
Total Operating Revenues	124,367	121,555	120,003	122,613	119,898
Property Operating Income (i)	77,306	76,521	74,888	77,543	72,787
Property Operating Income Percent of Revenue (i)	65.4%	65.8%	65.4%	65.8%	64.2%
EBITDA (e)	81,658	77,126	77,109	78,888	76,180
Interest Coverage Ratio (b,e,g)	2.9	2.8	2.9	3.0	2.9
Interest Coverage Ratio (c,e,g)	2.9	2.8	2.9	2.9	2.9
Fixed Charge Coverage Ratio (b,e,g)	2.3	2.2	2.3	2.2	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.2	2.2	2.2	2.2
Diluted FFO available to common shareholders (d)	51,212	47,661	48,365	36,543	46,266
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	1,715	801	2,236	3,006	2,105

Consolidated Portfolio:

Buildings	253	258	257	259	259
Total Square Footage (in thousands)	19,707	20,582	20,232	20,393	20,302
Current Occupancy	87.0%	87.1%	87.4%	87.8%	88.5%

Consolidated and Unconsolidated Portfolio:

Buildings	294	296	295	297	297
Total Square Footage (in thousands)	26,811	26,750	26,399	26,439	26,059
Current Occupancy	86.4%	86.9%	86.7%	87.9%	89.1%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 25 for computation.
(c)	Including capitalized interest. See page 25 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. See page 23 for a reconciliation of diluted FFO to net income.
(e)	Excludes $811 of HQ lease guarantees in the third quarter 2003 and $1100 for Agilquest impairment in the fourth quarter 2003. See page 24 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended September 30,		% Change	Nine Months Ended September 30,		% Change
(In thousands)	2004	2003		2004	2003
Real estate operating revenue	$109,611	$113,210	-3.2%	$332,434	$346,438	-4.0%
Real estate operating expenses	38,507	40,901	-5.9%	114,564	118,206	-3.1%

Total property operating income*	$71,104	$72,309	-1.7%	$217,870	$228,232	-4.5%

Straight-line rent adjustment	$453	$1,618	-72.0%	$2,172	$3,717	-41.6%

Average occupancy	87.2%	89.4%		87.7%	90.5%

Same store square footage	18,103,029			18,103,029

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	Sept. 30, 2004	Dec. 31, 2003
Total Debt/Total Capitalization (Book Value)(1)	64.9%	63.1%
Total Debt/Total Capitalization (Market)(2)	46.5%	47.2%

Operating Ratios for Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Secured Property Operating Income/EBITDA(3)	20.9%	23.3%	22.5%	24.0%

Interest Coverage (4)
Excluding capitalized interest	2.9	2.9	2.9	3.0
Including capitalized interest	2.9	2.9	2.8	3.0

Fixed Charge Coverage(5)
Excluding capitalized interest	2.3	2.2	2.2	2.3
Including capitalized interest	2.2	2.2	2.2	2.2

G&A as a % of Revenue (6)	8.0%	8.4%	8.4%	8.4%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	9/30/2004	12/31/03
Total debt	$1,878,000	$1,733,540

Stockholders’ equity	922,160	907,571
Minority interest	63,371	70,456
Rents received in advance and security deposits	31,895	34,757

Total capitalization (book value)	$2,895,426	$2,746,324

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest). See page 25 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest). See page 25 for calculation.
(6)	General and administrative expense divided by total revenue.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding at September 30, 2004 and December 31, 2003, and the weighted average Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the three and nine months ended September 30, 2004 and 2003. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	Dividend Paying Units Outstanding (a)	Non-Dividend Paying Units Outstanding
Outstanding as of
September 30, 2004	54,455	5,360	—
December 31, 2003	52,881	5,606	—

Weighted average for the three months ended September 30,
2004	54,393	5,366	—
2003	52,238	5,581	34

Weighted average for the nine months ended September 30,
2004	54,078	5,433	—
2003	52,024	5,571	71

Notes:

(a)	Operating partnership Units are redeemable for cash or common shares, at our option, on a one-for-one basis.
(b)	The Company has 8,050,000 shares Series E Cumulative Redeemable Preferred stock outstanding as of September 30, 2004 which are not included in the table above.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands) Secured Mortgages Payable	Property	Principal Outstanding	Interest Rate	Maturity Date	Principal Maturity
Description of Notes/Lender					2004	2005	2006	2007	2008	2009 & Thereafter
Sun Life Assurance Company of Canada	Tract 17/Canyon Park Commons	4,100	9.13%	01-Dec-04	$4,100	$—	$—	$—	$—	$—
UBS Mortgage Finance Inc.	U.S. West	5,766	7.92%	01-Dec-05	1,111	4,655	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	1,779	7.92%	01-Dec-05	334	1,445	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	2,668	7.92%	01-Dec-05	501	2,167	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	2,668	7.92%	01-Dec-05	501	2,167	—	—	—	—
Salomon Brothers	Redmond East	24,727	8.38%	01-Jan-06	151	24,576	—	—	—	—
Flag Bank	Wasatch Corporate Center	11,278	8.15%	02-Jan-07	75	318	10,885	—	—	—
Metropolitan Life Insurance Company	2600 West Olive	18,167	6.75%	01-Jan-09	74	313	334	358	17,088	—
NLI Properties East, Inc.	1717 Penn	23,426	6.13%	01-Feb-09	9	449	477	506	538	21,447
Midland Loan Services	Palomar Oaks	9,103	8.85%	01-Apr-09	54	233	255	278	304	7,979
Northwest Mutual	1255 23rd St (Note 1)	36,453	8.12%	01-Apr-09	162	662	717	778	842	33,292
Northwest Mutual	1730 Penn, I Square (Note 1)	174,840	8.12%	01-Apr-09	773	3,176	3,440	3,730	4,040	159,681
New York Life Insurance	South Coast	14,183	7.13%	10-Jun-09	69	290	312	335	359	12,818
TransAmerica Life Insurance	1775 Penn	11,356	7.63%	01-Sep-09	38	163	175	188	203	10,589

		$340,514			$7,952	$40,614	$16,595	$6,173	$23,374	$245,806

Note 1:    Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary – continued

($ In thousands)

	Principal Outstanding	Interest Rate	Maturity Date	Principal Maturity
				2004	2005	2006	2007	2008	2009 & Thereafter
7.375% Notes due 2007	$125,000	7.375%	1-Jul-07	$—	$—	$—	$125,000	$—	$—

6.625% Notes due 2005	$100,000	6.625%	1-Mar-05	$—	$100,000	$—	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	1-Mar-08	$—	$—	$—	$—	$100,000	$—

3.625% Notes due 2009*	$225,000	3.625%	1-Apr-09	$—	$—	$—	$—	$—	$225,000

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$—	$50,000	$—	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$—	$175,000	$—	$—

5.125% Notes due 2011	$200,000	5.125%	1-Sep-11	$—	$—	$—	$—	$—	$200,000

*	See Hedging Below

Note Payable (secured by letter of credit)

State Farm	$16,359	7.20%	1-Jan-06	$238	$16,121

EquiTrust Life Insurance Co.	$3,127	8.25%	1-Nov-06	$20	$99	$3,008

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.650%	30-Jun-07	$243,500	$660,000	$760,500	$143,000

Hedging Instruments

	Notional Amount	Terms	Maturity Date	Reset
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears
Interest rate cap	$100,000	1ML capped at 8.00%	31-Jan-05	Prompt
Interest rate swap	$100,000	6ML+.2675%	1-Apr-09	Arrears

Note: Interest rate on 5.25% $175M notes including effect of interest rate swap is 3.40%

Note: Interest rate on $100M of 3.625% notes including effect of interest rate swap is 2.80%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of September 30, 2004 ($000)
Carr Office Park LLC	Equity	35%	49,022
575 7th Street	Equity	30%	25,423
1919 Pennsylvania Assoc.	Equity	49%	16,969
1888 Century Plaza	Equity	35%	13,960
North Dallas Town Center	Equity	20%	13,054
10 UCP	Equity	20%	12,762
1201 F Street	Equity	35%	7,395
300 W. Sixth Street	Equity	20%	5,845
Custer Court	Equity	49%	2,662
CC JM II (1)	Equity	50%	1,974
AgilQuest	Cost	18%	1,659
WCM JV	Equity	16%	1,375
essention	Cost	19%	1,217

			153,317

(1)	On October 22, 2004, the joint venture disposed of its operating property. CarrAmerica realized a gain of approximately $20.2 million from the sale.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the nine months ended September 30, 2004

($ in thousands)	CC JM	1888 Century	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP	North Dallas Town
Equity[1]	1,974	14,041	2,361	8,527	4,954	71,449	1,375	17,957	18,303	12,786	13,054
Loans Payable[2]	8,525	28,350	4,082	13,436	11,000	76,113	—	38,949	23,490	26,300	—
Percentage Ownership	50%	35%	49%	35%	20%	35%	16%	49%	30%	20%	20%

Total revenue	4,146	10,139	1,320	9,284	8,239	56,429	1,123	14,368	10,198	18,174	—

Expenses
Operating expenses	1,203	4,436	752	3,397	3,267	20,141	178	4,704	3,167	6,541	—
Interest expense	950	3,165	255	2,024	1,582	11,430	—	4,499	1,124	3,096	—
Depreciation/amortization	846	1,849	813	2,034	2,668	14,768	465	2,212	3,083	3,815	—

Total expenses	2,999	9,450	1,820	7,455	7,517	46,339	643	11,415	7,374	13,452	—

Net income	1,147	689	(500)	1,829	722	10,090	480	2,953	2,824	4,722	—

Equity in earnings	574	27	(257)	640	141	3,253	(62)	1,446	816	813	—

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee’s debt

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,014,914	99.1%	3
900 19th Street	101,215	98.7%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	96.3%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	94.6%	1
1717 Pennsylvania Avenue	184,446	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
CNBB, LLC	205,869	99.2%	1

Downtown Washington, D.C.	2,530,378	98.4%	11

Suburban Washington, D.C.:
One Rock Spring Plaza	205,721	92.4%	1
Sunrise Corporate Center	260,253	100.0%	3
Reston Crossing East & West	327,788	100.0%	2
TransPotomac V Plaza	97,163	100.0%	1
Canal Center	497,310	86.6%	4
Commonwealth Tower	339,599	100.0%	1

Suburban Washington, D.C.	1,727,834	95.2%	12

Washington, D.C. Metro	4,258,212	97.1%	23

Southern California, Los Angeles:
Warner Center	344,866	96.8%	12
Warner Premier	61,210	99.4%	1
2600 W. Olive	145,444	19.9%	1
Westlake Spectrum	108,084	87.8%	2

Los Angeles	659,604	78.6%	16
Orange County
Scenic Business Park	138,076	91.9%	4
Harbor Corporate Park	151,415	96.0%	4
South Coast Executive Center	162,504	94.4%	2
Von Karman	104,375	100.0%	1
Bay Technology Center	107,481	100.0%	2
Pacific Corporate Plaza 1,2, & 3	124,196	100.0%	3
Alton Deere Plaza	182,561	89.8%	6

Orange County	970,608	95.4%	22
San Diego:
Del Mar Corporate Plaza	123,142	60.1%	2
Towne Center Technology Park 1, 2, 3	182,120	100.0%	3
Lightspan	64,800	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,749	96.6%	6
Town Center Technology Park IV	105,358	100.0%	1
Highlands Corporate Center	205,191	93.4%	5
Torrey Pines Research Center	75,816	0.0%	1
Carroll Vista I & II	107,579	100.0%	3
Corporate Plaza II	116,166	72.2%	2

San Diego	1,307,574	86.5%	26

Southern California	2,937,786	87.7%	64

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California, San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	86.5%	7
Valley Business Park I	67,522	77.3%	2
Bayshore Centre 2	94,874	0.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,873	91.0%	2
Valley Centre	102,291	39.6%	2
Valley Business Park II	166,928	56.1%	6
Rio Robles	368,178	100.0%	7
First Street Technology Center	67,582	0.0%	1
Baytech Business Park	300,000	100.0%	4
3571 North First Street	116,000	100.0%	1
San Mateo Center	214,856	75.4%	3
Oakmead West Land A-G	425,981	100.0%	7
Hacienda West	207,288	93.3%	2
Sunnyvale Technology Center	165,520	100.0%	5
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	94.6%	7
Golden Gateway Commons	276,370	91.7%	3
Techmart Commerce Center	268,115	93.2%	1
Fremont Technology Park 1, 2, 3	139,304	67.9%	3
Mountain View Gateway Center	236,400	100.0%	2
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	62.1%	7

San Francisco	6,176,169	85.9%	87

Portland, OR:
Sunset Corporate Park	132,531	62.2%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	81.8%	6

Seattle, WA:
Redmond East	394,990	81.2%	10
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,978	100.0%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6	325,794	28.8%	6
Canyon Park Commons 1, 2, 4	176,846	100.0%	3
Canyon Park Commons	95,290	100.0%	1

Seattle	1,496,957	79.5%	29

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	137,185	42.0%	3
City View Centre	128,716	100.0%	1

Austin	265,901	70.1%	4

Chicago, IL:
Parkway North I	249,076	22.5%	1
Butterfield Road	367,340	69.7%	2
The Crossings	291,272	74.7%	1
Bannockburn	317,429	73.2%	3

Chicago	1,225,117	62.2%	7

Dallas, TX:
Cedar Maple Plaza	113,010	87.9%	3
Quorum North	115,846	69.7%	1
Quorum Place	177,892	78.4%	1
Tollway Plaza 1, 2	359,903	94.5%	2
Two Mission Park	77,353	82.3%	1
5000 Quorum	161,664	77.3%	1

Dallas	1,005,668	84.3%	9

Denver, CO:
Harlequin Plaza	324,601	87.1%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	83.1%	3
Dry Creek 2 & 3	185,957	94.9%	2

Denver	904,717	92.3%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	322,534	89.8%	6
Wasatch Corporate Center	227,865	79.9%	4
Creekside I & II	78,000	100.0%	1

Salt Lake City	628,399	87.5%	11

TOTAL CONSOLIDATED PROPERTIES:	19,706,625		253
WEIGHTED AVERAGE @ Sept. 30, 2004		87.0%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2004

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	328,817	99.5%	1
2025 M Street	49.0%	245,303	99.5%	1
1201 F Street	35.0%	226,922	99.6%	1
Terrell Place	30.0%	574,663	61.7%	1
Bond Building	15.0%	162,182	100.0%	1
Booz-Allen & Hamilton Building	50.0%	222,989	100.0%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago Market Office:
Parkway 3, 4, 5, 6, 9, 10	35.0%	771,945	84.9%	6

Dallas Market Office:
Royal Ridge Phase II, A,B	35.0%	625,926	80.1%	4
Custer Court	49.0%	120,680	78.1%	1
Legacy One & Two	20.0%	360,823	96.2%	2

Austin Market Office:
300 W. 6th Street	20.0%	446,391	71.5%	1
Riata Corporate	35.0%	673,622	79.2%	8
Riata Crossing	35.0%	324,963	100.0%	4

Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	664,050	96.2%	6

Los Angeles Market Office:
10UCP	20.0%	771,558	81.7%	1
1888 Century Park East	35.0%	480,496	67.9%	1

TOTAL UNCONSOLIDATED PROPERTIES:		7,104,609		41
WEIGHTED AVERAGE @ Sept. 30, 2004			84.6%

ALL OPERATING PROPERTIES
TOTAL:		26,811,234		294
WEIGHTED AVERAGE @ Sept. 30, 2004			86.4%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Sept. 30, 2004.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule – Stabilized Properties

Region/ Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	6,176,169	85.9%	87.8%	870,935	158,164	675,542	1,142,321	670,261	886,303	635,231	369,463	6,934	307,756	76,145	377,114
Los Angeles	659,604	78.6%	88.2%	141,032	9,965	17,677	182,165	37,087	113,959	36,374	7,931	18,830	52,787	11,514	30,283
Orange County	970,608	95.4%	95.6%	45,068	30,608	97,406	100,253	244,739	213,731	125,648	25,428	65,345	—	10,778	11,604
Seattle	1,496,957	79.5%	78.8%	306,351	59,225	240,965	112,461	98,120	47,862	415,277	46,511	—	54,952	—	115,233
San Diego	1,307,574	86.5%	90.0%	176,679	94,888	113,505	132,770	97,053	67,805	136,695	60,852	47,347	303,086	—	76,894
Portland	275,193	81.8%	81.0%	50,069	9,909	14,390	—	—	—	13,756	166,534	20,535	—	—	—

MOUNTAIN REGION
Denver	904,717	92.3%	91.7%	69,489	11,813	139,419	70,028	31,809	371,401	125,770	38,326	13,871	—	32,791	—
Phoenix	532,506	100.0%	100.0%	—	—	—	—	532,506	—	—	—	—	—	—	—
Salt Lake City	628,399	87.5%	86.8%	78,657	3,187	72,876	12,667	122,674	93,581	145,393	18,715	33,600	28,814	18,235	—

CENTRAL REGION
Chicago	1,225,117	62.2%	65.7%	463,264	26,731	102,554	64,485	79,481	155,016	51,379	75,903	75,750	21,082	104,955	4,517
Dallas	1,005,668	84.3%	84.2%	157,538	51,240	87,512	68,663	149,618	199,176	221,848	38,670	6,589	—	20,457	4,357
Austin	265,901	70.1%	71.5%	79,568	6,731	4,495	—	3,828	—	33,855	—	—	—	137,424	—

EAST REGION
Washington, DC
Downtown Properties	2,530,378	98.4%	97.9%	40,742	26,361	193,233	430,271	423,937	270,716	100,330	41,339	12,367	246,270	219,474	525,338
Suburban Properties	1,727,834	95.2%	94.0%	82,456	6,745	333,290	194,771	174,936	73,305	418,752	279,724	94,497	52,635	8,198	8,525

Total	19,706,625	87.0%	88.1%	2,561,848	495,567	2,092,864	2,510,855	2,666,049	2,492,855	2,460,308	1,169,396	395,665	1,067,382	639,971	1,153,865

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule – Stabilized Properties

Region/Market	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	$2,803,357	$16,551,444	$27,386,014	$17,942,761	$18,356,206	$10,134,191	$9,889,346	$54,085	$8,083,501	$868,053	$9,185,534
Los Angeles	253,988	442,375	5,388,561	828,205	2,638,000	402,922	147,517	273,412	729,648	262,519	856,932
Orange County	657,882	2,461,509	2,205,056	4,515,905	4,484,836	2,276,970	502,193	1,673,157	—	226,338	201,910
Seattle	783,804	3,613,757	1,478,697	1,246,092	810,966	6,887,240	443,021	—	820,320	—	1,523,013
San Diego	2,103,421	3,380,068	2,950,151	1,650,005	1,779,052	3,970,683	1,539,586	—	5,477,604	—	3,428,185
Portland	112,908	215,807	—	—	—	122,407	3,368,511	485,040	—	—	—

MOUNTAIN REGION
Denver	189,008	2,627,151	1,295,509	489,401	6,426,753	1,744,393	628,163	255,365	—	490,710	—
Phoenix	—	—	—	10,646,244	—	—	—	—	—	—	—
Salt Lake City	46,493	1,239,080	174,511	1,726,520	1,093,492	1,570,416	—	346,080	487,533	274,499	—

CENTRAL REGION
Chicago	518,886	1,726,403	968,440	1,412,950	2,565,791	801,066	1,174,293	1,194,441	350,031	1,156,228	49,687
Dallas	1,192,835	1,685,501	1,354,687	2,819,360	4,316,510	4,228,721	867,936	158,136	—	327,312	100,211
Austin	59,086	41,125	—	30,624	—	612,494	—	—	—	1,609,039	—

EAST REGION
Washington, DC
Downtown Properties	748,202	3,493,402	14,446,007	14,684,076	10,008,096	3,633,116	1,652,815	479,138	8,822,264	9,166,192	28,086,201
Suburban Properties	168,175	8,927,249	6,524,602	5,301,840	2,286,441	9,641,919	8,385,976	2,792,431	1,597,970	252,877	221,650
Total	$9,638,045	$46,404,871	$64,172,235	$63,293,983	$54,766,143	$46,026,538	$28,599,357	$7,711,285	$26,368,871	$14,633,767	$43,653,323

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	3rd Quarter 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	—	—	—	—	—	—	—	—
Chicago	73,955	19.07	23.54	-19.01%	4.11	3.45	6.56	10.01
Dallas	48,292	18.70	22.14	-15.53%	3.84	1.82	8.74	10.56
Denver	15,840	11.54	18.24	-36.73%	4.72	5.38	2.04	7.42
Los Angeles	4,895	20.86	24.00	-13.08%	5.00	—	—	—
Orange County	39,132	19.94	21.45	-7.08%	3.82	0.56	11.68	12.24
Portland	122,126	21.56	22.99	-6.22%	3.51	3.07	4.08	7.15
San Diego	113,033	23.23	25.11	-7.49%	5.23	5.33	10.51	15.84
Seattle	28,049	19.23	20.79	-7.53%	5.54	4.22	—	4.22
San Francisco Bay	75,912	20.35	27.38	-25.68%	3.16	3.47	6.06	9.53
Salt Lake City	—	—	—	—	—	—	—	—
Suburban Washington DC	41,341	29.70	30.99	-4.16%	4.90	—	7.07	7.07
Downtown Washington DC	3,338	33.52	30.25	10.81%	4.28	3.70	—	3.70

Total	565,913	21.51	24.26	-11.33%	4.19	3.22	6.78	10.00

	3rd Quarter 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	10,001	18.53	20.93	-11.46%	4.09	2.10	8.90	11.00
Chicago	72,717	21.81	26.09	-16.38%	6.11	5.83	17.11	22.94
Dallas	38,431	14.62	22.09	-33.81%	3.49	1.96	7.49	9.45
Denver	56,295	14.75	19.10	-22.75%	8.48	8.49	25.65	34.14
Los Angeles	47,106	20.72	25.26	-17.95%	5.01	3.68	16.36	20.04
Orange County	147,599	19.14	19.54	-2.05%	3.08	0.18	0.69	0.87
Portland	—	—	—	—	—	—	—	—
San Diego	54,287	28.34	29.28	-3.22%	5.43	8.58	7.51	16.09
Seattle	70,837	15.73	21.65	-27.33%	3.37	0.21	0.85	1.06
San Francisco Bay	321,715	27.13	24.77	9.56%	5.49	4.19	2.00	6.19
Salt Lake City	1,908	14.38	17.32	-16.97%	4.25	4.28	11.74	16.02
Suburban Washington DC	15,234	31.33	29.17	7.40%	5.00	2.53	—	2.53
Downtown Washington DC	4,478	37.06	34.29	8.08%	5.09	—	15.00	15.00

Total	840,608	23.24	23.95	-2.98%	4.99	3.66	6.11	9.77

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics (con’t)

	Year-To-Date 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	—	—	—	—	—	—	—	—
Chicago	109,964	19.50	23.39	-16.62%	4.75	4.00	8.91	12.91
Dallas	141,684	19.40	21.89	-11.37%	4.52	3.05	7.41	10.46
Denver	112,045	15.00	21.21	-29.26%	4.78	5.00	11.98	16.98
Los Angeles	85,438	24.56	27.70	-11.31%	7.52	9.52	26.72	36.24
Orange County	156,954	20.76	22.31	-6.96%	4.49	2.72	9.58	12.30
Portland	156,417	20.67	21.93	-5.73%	4.15	2.48	3.54	6.02
San Diego	181,788	23.61	25.37	-6.96%	4.59	4.31	10.41	14.72
Seattle	233,435	16.17	17.55	-7.91%	4.49	2.48	5.53	8.01
San Francisco Bay	469,655	14.98	27.19	-44.89%	3.80	3.27	9.26	12.53
Salt Lake City	78,624	15.00	17.47	-14.17%	4.42	2.10	7.24	9.34
Suburban Washington DC	137,483	30.53	28.76	6.15%	4.83	3.15	11.58	14.73
Downtown Washington DC	72,998	35.32	38.33	-7.85%	5.38	5.19	15.30	20.49

Total	1,936,485	19.63	24.11	-18.61%	4.54	3.58	9.56	13.14

	Year-To-Date 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Austin	26,410	18.08	23.74	-23.85%	5.29	3.59	6.67	10.26
Chicago	281,564	23.34	25.59	-8.81%	6.80	6.42	14.83	21.25
Dallas	159,089	17.30	22.78	-24.03%	4.49	2.86	10.35	13.21
Denver	68,461	15.53	18.70	-16.99%	7.73	7.17	21.84	29.01
Los Angeles	91,632	20.57	25.46	-19.20%	5.51	3.41	19.82	23.23
Orange County	310,568	19.65	20.94	-6.18%	4.61	3.44	10.65	14.09
Portland	—	—	—	—	—	—	—	—
San Diego	83,054	29.24	31.21	-6.31%	4.82	7.24	8.99	16.23
Seattle	122,028	17.94	22.04	-18.60%	4.01	0.12	3.11	3.23
San Francisco Bay	731,533	22.32	29.13	-23.36%	5.61	5.87	11.46	17.33
Salt Lake City	67,546	13.02	15.07	-13.60%	6.10	4.73	8.88	13.61
Suburban Washington DC	31,359	30.68	27.87	10.08%	4.41	2.12	2.49	4.61
Downtown Washington DC	456,314	46.13	42.91	7.50%	14.92	15.63	58.45	74.08

Total	2,429,558	26.60	29.41	-9.58%	7.24	6.86	20.36	27.22

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants – Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.38%	501,068	2.38%
Qwest Communications	2.49%	532,506	2.53%
Peoplesoft, Inc.	2.03%	215,323	1.02%
Nortel Networks, Inc.	1.84%	258,048	1.22%
Nextel Communications, Inc.	1.75%	359,906	1.71%
AT&T	1.68%	433,768	2.06%
Sun Microsystems, Inc.	1.59%	239,608	1.14%
Patton Boggs, L.L.P.	1.53%	190,975	0.91%
Cell Genesys, Inc.	1.38%	155,685	0.74%
Citicorp	1.36%	224,600	1.07%
Software AG of North America	1.29%	209,521	0.99%
Applied Materials, Inc.	1.28%	223,326	1.06%
Gateway, Inc.	1.28%	287,478	1.36%
Merrill Lynch	1.24%	124,152	0.59%
Lattice Semiconductor Corp.	1.20%	216,650	1.03%
Proxim, Inc.	1.19%	202,655	0.96%
Skadden, ARPS, Slate, Meagher	1.12%	116,008	0.55%
American Chemistry Council	1.05%	144,875	0.69%
Pacific Bell	1.01%	164,159	0.78%
MCI Telecommunications	0.96%	105,206	0.50%
Safeway Inc.	0.92%	145,350	0.69%
Federal Deposit Insurance Corp.	0.89%	108,556	0.52%
King & Spalding	0.82%	80,220	0.38%
Scripps Research Institute	0.80%	76,894	0.36%
KPMG LLC	0.79%	135,558	0.64%

TOTAL	35.87%	5,452,095	25.88%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction @ 9/30/04	% Ownership	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Dallas
Royal Ridge Building 5	35%	123,750	1Q04	1Q05	1Q05	7,077	8,855	15,932	8.9%	100.0%

Denver
Panorama IV Garage	35%	175,076	1Q04	4Q04	4Q04	4,636	628	5,264	9.7%	100.0%

Total/Weighted Average		298,826				11,713	9,483	21,196	9.1%	100.0%

Less: Placed in Service								—

		298,826				11,713	9,483	21,196	9.1%	100.0%

Note: Estimated construction completion date based on substantial completion of the core and shell building.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land

Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800

Subtotal		24	343,560

Mountain Region
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2 owned	Salt Lake City, UT	6	78,000

Subtotal		97	986,476

Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400

Total		154	1,881,436

Partially Owned Land

Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		19	362,340

Central Region
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

		45	772,341

Total		64	1,134,681

Total All Land Held for Future Development or Sale		218	3,016,117

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Net income	$37,556	$14,007	$15,230	$13,150	$23,987
Depreciation and amortization	35,316	35,516	35,237	34,779	34,658
Minority interest	1,934	1,872	1,753	260	2,283
Loss (gain) on sale of property	—	48	10	(1,077)	(120)
Gain on sale of discontinued operations	(19,804)	—	(66)	—	(10,035)
Preferred stock dividends and dividends on unvested restricted stock[2]	(3,790)	(3,782)	(3,799)	(10,569)	(4,507)

Diluted funds from operations[1]	$51,212	$47,661	$48,365	$36,543	$46,266

[1]	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.
[2]	Includes $6.2 million and $0.1 million of issuance costs on redeemed preferred stock for the quarters ended 12/31/03 and 9/30/03, respectively.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Diluted net income per share[3]	$0.61	$0.19	$0.21	$0.05	$0.37
Add: Depreciation and amortization	0.59	0.59	0.59	0.59	0.60
Less: Gain on sale of property	—	—	—	(0.02)	—
Minority interest adjustment	0.04	0.04	0.03	0.01	0.04
Gain on sale of discontinued operations	(0.33)	—	—	—	(0.17)
Adjustment for share difference[2]	(0.06)	(0.02)	(0.02)	(0.01)	(0.05)

Diluted funds from operations per share[1,4]	$0.85	$0.80	$0.81	$0.62	$0.79

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.
[3]	Includes $0.12 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03.
[4]	Includes $0.11 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
EBITDA	$81,658	$77,126	$77,109	$78,888	$76,180
Add: Gain (loss) on sale of assets	19,804	(48)	56	795	10,155
Less: Interest	(28,362)	(27,835)	(26,341)	(26,704)	(25,880)
Taxes	19	(32)	(122)	33	(63)
Depreciation/amortization - continuing operations	(33,366)	(30,792)	(31,047)	(31,268)	(30,414)
Depreciation/amortization - discontinued operations	(5)	(2,273)	(2,399)	(2,401)	(2,564)
Impairment losses	—	—	—	(4,554)	—
Minority interest	(2,192)	(2,139)	(2,026)	(539)	(2,616)
Investment impairment	—	—	—	(1,100)	—
HQ lease guarantees	—	—	—	—	(811)

Net income	$37,556	$14,007	$15,230	$13,150	$23,987

EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assesssing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands except ratio)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Secured Property Operating Income	$17,032	$17,378	$17,969	$21,854	$17,770
Total EBITDA	81,658	77,126	77,109	78,888	76,180

Secured Property NOI/Total EBITDA	20.9%	22.5%	23.3%	27.7%	23.3%

Secured property operating income is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Property operating income	$77,306	$76,521	$74,888	$77,543	$72,787
Less: Interest expense	(28,362)	(27,835)	(26,341)	(26,704)	(25,880)
General and administrative	(10,304)	(10,758)	(10,272)	(11,796)	(10,028)
Depreciation and amortization	(33,366)	(30,792)	(31,047)	(31,268)	(30,414)
Income taxes	19	(32)	(122)	33	(63)
Minority interest	(2,192)	(2,139)	(2,026)	(539)	(2,616)
Add: Real estate service revenue	6,234	5,301	5,466	4,786	6,518
Gain (loss) on sale of properties and impairment losses	—	(48)	(10)	(3,759)	120
Other income	4,149	2,279	2,692	2,010	865
Discontinued operations	24,072	1,510	2,002	2,844	12,698

Net income	$37,556	$14,007	$15,230	$13,150	$23,987

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computations of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands except for ratios)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Amortizing principal payments	$4,169	$4,089	$4,089	$4,037	$3,853
Preferred stock dividends	3,773	3,774	3,774	4,678	4,370
Interest expense	28,362	27,835	26,341	26,704	25,880

Fixed charges excluding capitalized interest	36,304	35,698	34,204	35,419	34,103
Add: Capitalized interest	96	185	176	403	460

Fixed charges including capitalized interest	$36,400	$35,883	$34,380	$35,822	$34,563

EBITDA	$81,658	$77,126	$77,109	$78,888	$76,180

Fixed charge coverage excluding capitalized interest	2.25	2.16	2.25	2.23	2.23
Fixed charge coverage including capitalized interest	2.24	2.15	2.24	2.20	2.20

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Interest expense	$28,362	$27,835	$26,341	$26,704	$25,880
Add: Capitalized interest	96	185	176	403	460

Interest expense including capitalized interest	$28,458	$28,020	$26,517	$27,107	$26,340

EBITDA	$81,658	$77,126	$77,109	$78,888	$76,180

Interest coverage excluding capitalized interest	2.88	2.77	2.93	2.95	2.94
Interest coverage including capitalized interest	2.87	2.75	2.91	2.91	2.89